401(k) Plans	12 Months Ended
Dec. 31, 2023
Vaso Corporation and Subsidaries [Member]
401(k) Plans [Line Items]
401(k) PLANS

NOTE T - 401(k) PLANS

The Company maintains a defined contribution plan to provide retirement benefits for its employees — the Vaso Corporation 401(k) Plan adopted in April 1997. As allowed under Section 401(k) of the Internal Revenue Code, the plan provides tax-deferred salary deductions for eligible employees. Employees are eligible to participate in the next quarter enrollment period after employment and participants may make voluntary contributions to the plan up to 80% of their compensation, subject to applicable IRS annual limitations. The Company doubled its employer match percentage in 2023 and made discretionary contributions of approximately $234,000 and $112,000 in the years ended December 31, 2023 and 2022, respectively.